Exhibit 10.1

CHANGE MANAGEMENT FORM

Statements of Work (“SOWs”): Support.com, Inc. (“Vendor”): Statement of Work #1 (“SOW 1”) [for Wireless Gateway Support], October 1, 2013; Xfinity Home Remote Support (“SOW 3”), March 21, 2014;	PCR No.:
Originator: Joy Park	Date: 6/28/2017
Department: NCO	Phone #:	Title: Vice President
Locations Impacted: All
Implementation Date: 7/1/2017
Estimated Hours: (LOE)	☐ Billable ■ Non-Billable	Billing Rate/Hour:
Fixed Fee Cost (if applicable) N/A
Type of Change: The purpose of this CMF is to provide Vendor Comcast’s procedures and technical requirements related to Comcast’s Customer Approval program. Unless specifically provided in this CMF, all other terms of SOWs remain unchanged.

Scope of Change: Procedures and Requirements	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Area(s) of Change
☐ Accounting/Payroll	☐ Network
☐ Data Processing	☐ Resource Planning
☐ General Facilities	☐ Quality Assurance
☐ Human Resources	☐ Telecom
☐ IT/BI	☐ Training
☐ Operations	☐ Recruiting
☒ Other: Customer Approval Procedures and Technical Requirements

Effective July 1, 2017, Vendor, for good and valuable consideration, the receipt of which is hereby acknowledged, agrees to implement and maintain compliance with Comcast’s current integration and technical requirements for business partners, as provided by Comcast to Vendor.

Comcast Authorization

Comcast Representative’s Signature	/s/ Joy Park
Print Name	Joy Park, Vice President	Date	08/10/2017

Support.com Authorization

Support.com Representative’s Signature	/s/ Rick Bloom
Print Name	Rick Bloom	Date	08-07-2017

COMCAST and Support.com, Inc. CONFIDENTIAL